UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

PERFECT MOMENT LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-41930	86-1437114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 5th Ave Ste 1219

New York, NY 10001

(Address of principal executive offices, with zip code)

315-615-6156

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2025, the Board of Directors (the “Board”) of Perfect Moment Ltd. (the “Company”) elected Adam Z. Epstein as a director of the Company, effective immediately, to serve until the Company’s 2025 annual meeting of stockholders.

Mr. Epstein is the Portfolio Manager and Chief Investment Officer of MAZE Investments LLC (“MAZE”), a Securities and Exchange Commission Registered Investment Advisor. Since founding MAZE in 2010, Mr. Epstein has analyzed and invested in hundreds of publicly traded securities with a primary focus on small cap equities. Mr. Epstein has worked in the financial services industry for more than two decades and brings extensive experience in capital markets, strategy, investor communications, and corporate governance. Mr. Epstein earned his BA in economics from the University of Michigan, MA in economics from the University of California, Santa Barbara and MBA in finance from the UCLA Anderson School of Management. He also holds the Chartered Financial Analyst designation.

There is no arrangement or understanding between Mr. Epstein and any other person pursuant to which he was selected as director, and there are no family relationships between him and any director, executive officer or person nominated or chosen by the Company to become an executive officer.

Blue Opportunity Fund, LP (“Blue”) and MAZE Focus Fund, LP (“Focus”) participated in the Series AA financing as reported on the Current Report on Form 8-K filed with the SEC on April 1, 2025. Blue purchased a total of 77,580 shares of 12.00% Series AA Convertible Preferred Stock, par value $0.0001 per share (the “Series AA Preferred Stock”), for $450,000 and Focus purchased a total pf 60,340 shares of Series AA Convertible Preferred Stock for $350,000. Each share of Series AA Preferred Stock is convertible into shares of Common Stock of the Company at a conversion price of $1.1601. Mr. Epstein is the Portfolio Manager of Blue and Focus and the Managing Member of Blue and Focus’s general partner, MAZE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECT MOMENT LTD.

Date: June 4, 2025	By:	/s/ Jane Gottschalk
Jane Gottschalk
President